Filed Pursuant to Rule 497(e)
Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Center Coast Brookfield MLP Focus Fund

(the “Fund”)

Supplement dated July 15, 2019 to the Fund’s Statement of

Additional Information dated January 28, 2019

Effective immediately, on page 28 of the SAI, under the heading “Trustees and Officers,” in the table, under the column “Principal Occupation(s) During the Past Five Years,” the disclosure for Mr. David Levi is hereby deleted and replaced with the following:

“Chief Executive Officer of the Adviser (2019-Present); President of the Adviser (2016-2019); Managing Director and Head of Distribution of the Adviser (2014-2016); Managing Partner of Brookfield Asset Management Inc. (2015-Present); Managing Director and Head of Global Business Development at Nuveen Investments (2009-2014).”

Effective immediately, on page 31 of the SAI, under the heading “Trustees and Officers,” in the subsection “Additional Information Concerning Our Board of Trustees — Information about Each Trustee’s Qualifications, Experience, Attributes or Skills,” the disclosure for Mr. David Levi is hereby deleted and replaced with the following:

“David Levi.  Mr. Levi is Chief Executive Officer of the Adviser and a Managing Partner of Brookfield Asset Management.  He has over 25 years of industry experience in asset management.  David’s background includes extensive strategy-related, client-facing and business development experience globally within both the institutional and high net worth markets.  Prior to joining the firm in 2014, he was Managing Director and Head of Global Business Development at Nuveen Investments, after holding similar positions at AllianceBernstein Investments and Legg Mason and senior strategy roles within J.P. Morgan Asset Management.  David is a Fellow of the 2019 class of the Aspen Finance Leaders Fellowship, is a member of the Aspen Global Leadership Network, and holds the Chartered Financial Analyst® designation.  He earned a Master of Business Administration degree from Columbia University and a Bachelor of Arts degree from Hamilton College.  His position of responsibility at the Adviser, in addition to his knowledge of the firm and experience in financial services, has been determined to be valuable to the Board in its oversight of the Funds.”

Effective immediately, on pages 42-43 of the SAI, under the heading “Portfolio Managers,” in the subsection “Securities Owned in the Fund by the Portfolio Managers,” the disclosure is hereby deleted and replaced with the following:

“The table below identifies the dollar value (in ranges) of investments beneficially held by, and financial interests (i.e., including certain notional investments in the Fund through a deferred compensation plan for Brookfield employees) awarded to, each Portfolio Manager, if any, in the Fund and in other investment accounts managed by, or which have an individual portion or sleeve managed by, each Portfolio Manager that utilizes investment strategies, objectives and mandates similar to the Fund.  Information shown below is as of July 1, 2019.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund Beneficially Owned(1)	Investments and Other Financial Interests in the Fund and Similar Strategies(1)(2)
Dan Tutcher	C	E
Robert Chisholm	C	E
Jeff Jorgensen	E	E

(1)                                 Key to Dollar Ranges –

A.            None

B.            $1 – $10,000

C.            $10,001 – $50,000

D.            $50,001 – $100,000

E.             Over $100,000

(2)                                 “Investments and Other Financial Interests in the Fund and Similar Strategies” include the Fund and all other investment accounts that are managed by the named Portfolio Manager that utilizes investment strategies, investment objectives and policies that are similar to those of the Fund.  “Other Financial Interests” include a Portfolio Manager’s notional investments in the Fund through a deferred compensation plan for Brookfield employees where such notional investments track the performance of the Fund and are subject to increase or decrease based on the annual performance of the Fund.”

Capitalized terms used herein but not defined shall have the meanings assigned to them in the SAI.

Please retain this Supplement for reference.